SUMMARY PROSPECTUS May 1, 2020
T. ROWE PRICE
PRSGX	Spectrum Growth Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2020, as amended or supplemented, and Statement of Additional Information, dated May 1, 2020, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts,
1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective(s)

The fund seeks long-term capital appreciation and growth of income with current income a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund*

Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	—%

Distribution and service (12b-1) fees	—

Other expenses	—

Acquired fund fees and expenses	0.76

Total annual fund operating expenses	0.76

* While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$78	$243	$422	$942

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19.3% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies

The fund broadly diversifies its assets among a set of T. Rowe Price mutual funds representing specific market segments. The fund, which normally invests in a variety of domestic and international equity funds and, from time to time, a money market fund, seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The fund can invest in funds holding U.S. and international stocks; stocks of companies involved in activities related to commodities and other real assets; small-cap, mid-cap, and large-cap stocks; and growth and value stocks.

Within the ranges shown in the following table, the portfolio manager decides how much of the fund’s assets to allocate to underlying fund investments based on the outlook for, and on the relative valuations of, the underlying funds and the various markets in which they invest.

Asset Allocation Ranges for Underlying Funds

Spectrum Growth Fund	Investment Range
Blue Chip Growth	5%-25%
Dividend Growth	0%-25%
Emerging Markets Stock	0%-10%
Equity Income	5%-25%
Growth & Income	0%-25%
Growth Stock	5%-25%
International Discovery	0%-10%
International Stock	0%-20%
International Value Equity	0%-20%
Mid-Cap Growth	0%-15%
Mid-Cap Value	0%-15%
New Horizons	0%-15%
Real Assets	0%-10%
Small-Cap Value	0%-15%
U.S. Treasury Money	0%-25%
Value	5%-25%

The fund may sell shares of the underlying funds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings

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and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Asset allocation The fund’s overall level of risk will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of different areas of the market. However, the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes, market sectors, and investment styles represented by those underlying funds could cause the fund to underperform other funds with a similar benchmark or investment objective.

Investments in other funds The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objectives as intended could cause the fund to underperform similarly managed funds.

Stock exposure An underlying stock fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of an underlying stock fund may decline due to general weakness or volatility in the stock markets, adverse conditions impacting a particular industry or market sector, or factors affecting an investment style or market capitalization targeted by the fund.

International investing Investing in funds that hold the securities of non-U.S. issuers involves special risks not typically associated with investing in funds that hold securities of U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets Investing in funds that hold securities of issuers in emerging market countries involve greater risk and overall volatility than investing in funds that hold securities of issuers in the U.S. and developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to the risks normally associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political

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and economic uncertainty, local taxes and restrictions on an underlying fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Market capitalization Because the fund invests in certain funds that focus on a particular market capitalization, its share price may be negatively affected if investing in that market capitalization falls out of favor. Small- and mid-cap companies often have less experienced management, more limited financial resources, and less publicly available information than larger companies, and tend to be more sensitive to changes in overall economic conditions. As a result, investments in small-cap and mid-cap companies are likely to be more volatile than investments in larger companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Investment style Because the fund invests in certain funds that focus on growth stocks and certain funds that focus on value stocks, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than the overall stock market and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Dividend-paying stocks To the extent the fund invests in an underlying fund that focuses on dividend-paying stocks, it is exposed to greater volatility and the risk of stock market declines that could cause the fund to underperform funds with similar objectives. Stocks of established companies paying high dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates could cause a company to reduce or eliminate its dividend.

Money market investments An underlying money market fund may not be able to maintain a stable $1.00 share price at all times. If a money market fund fails to maintain a stable net asset value, or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value, the underlying fund could experience significant redemption activity.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

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The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

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Average Annual Total Returns
	Periods ended
	December 31, 2019

				Inception
	1 Year	5 Years	10 Years	date
Spectrum Growth Fund				06/29/1990
Returns before taxes	27.03%	9.64%	11.09%
Returns after taxes on distributions	24.46	7.30	9.52
Returns after taxes on distributions
and sale of fund shares	17.73	7.21	8.89

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	31.02	11.24	13.42
Combined Index Portfolio Net (reflects no deduction for fees or expenses)[a]
	28.16	9.61	11.08
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	31.49	11.70	13.56
Lipper Multi-Cap Core Funds Index
	29.31	9.73	11.82

a Combined Index Portfolio Net is an unmanaged blended benchmark that from 9/1/08 through 4/30/11, was composed of 80% the Russell 3000® Index and 20% the MSCI All Country World ex USA Index Net. From 5/1/11 through 7/31/12, the blended benchmark was composed of the Russell 3000® Index (ranging from 79%-71.01%) and the MSCI All Country World ex USA Index Net (ranging from 21%-28.99%). From 8/1/12 through 3/10/15, the blended benchmark was composed of 70% the Russell 3000® Index and 30% the MSCI All Country World ex USA Index Net. Since 3/11/15, the blended benchmark has been composed of 70% the Russell 3000® Index and 30% the MSCI All Country World Index ex USA Investable Market Index Net. The indices and percentages may vary over time.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles M. Shriver	Cochairman of Investment Advisory Committee	2011	1991
Toby M. Thompson	Cochairman of Investment Advisory Committee	2020	1993*

* Mr. Thompson originally joined T. Rowe Price in 1993 and returned to T. Rowe Price in 2010.

Purchase and Sale of Fund Shares

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment

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minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F89-045 5/1/20